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                        SMITH BARNEY WORLD FUNDS, INC.

                                 on behalf of

                       Global Government Bond Portfolio

                        Supplement dated March 5, 2004
                   to the Prospectus dated February 27, 2004

   The last sentence of the first paragraph on page 8 of the Prospectus under the section entitled "Management--Manager" is deleted and replaced with the following:

   Citigroup Asset Management Limited, an affiliate of the manager located at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB, United Kingdom, furnishes the manager with information, advice and assistance and is available for consultation to the fund.

FD02933